UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Limbach Holdings, Inc. (the “Company,” “our” or “we”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy at the Annual Meeting represented 6,920,741 shares of common stock (entitled to one vote per share). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

1.	Election of Directors

Our stockholders elected Norbert W. Young and Michael F. McNally as Class B directors to serve until the 2024 annual meeting of stockholders and until each of his successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Norbert W. Young	3,649,623	1,176,836	2,094,282
Michael F. McNally	3,317,622	1,508,837	2,094,282

2.	Approval of an Amendment to the Amended And Restated Omnibus Incentive Plan

Our stockholders approved the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,938,854	837,552	50,053	2,094,282

3.	Approval of the Compensation of our Named Executive Officers via a Non-Binding, Advisory Vote

Our stockholders approved by non-binding, advisory vote on the compensation of the named executive officers of Limbach Holdings, Inc. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,996,163	781,496	48,800	2,094,282

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
6,788,559	82,939	49,243

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, iNC.

	By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: June 21, 2021